Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into effective as of July 24, 2018, between ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as borrower (the “Borrower”), and ENBRIDGE (U.S.) INC., as lender (in such capacity, the “Lender”).

WHEREAS, the Borrower and the Lender are parties to that certain Credit Agreement dated as of July 26, 2016 (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, Borrower has requested to amend the maturity date of the Credit Agreement.

WHEREAS, subject to the terms and conditions set forth herein, the parties hereto are willing to agree to amend the Credit Agreement as set forth in Section 2 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.       Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2.       Amendments to the Credit Agreement. The Credit Agreement is amended as follows, effective as of the Effective Date (as defined in Section 3 below).

(a)	Amendment to Section 1.1 (Defined Terms). The definition of “Revolving Credit Commitment Termination Date” Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“Revolving Credit Commitment Termination Date” means July 23, 2019 or such later date (in one or more 364-day extensions) as may be agreed to by the Lender from time to time in its sole discretion.

SECTION 3.       Conditions to Effectiveness. This Amendment shall be effective as of the date on which the following conditions has been satisfied (the “Effective Date”):

(a)	the Lender has received a counterpart of this Amendment executed by the Borrower (which may be by telecopy or other electronic transmission).

SECTION 4.       Representations and Warranties. As a material inducement to the Lender to execute and deliver this Amendment, the Borrower represents and warrants to the Lender that as of the Effective Date, both immediately before and after giving effect to this Amendment, that:

(a)       This Amendment has been duly authorized, executed, and delivered by the Borrower and the Credit Agreement as amended hereby constitutes its legal, valid, and binding obligations enforceable against it in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)       The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Effective Date, after giving effect to this Amendment, except to the extent such representations and warranties relate solely to an earlier date, in which case, they shall be true and correct as of such date.

(c)       As of the date hereof, at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(d)       No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by the Borrower by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment. The execution, delivery, and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) violate the terms of any of the Borrower’s Organization Documents, (ii) result in any breach of, constitute a default under, or require pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of the Borrower under, any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect.

SECTION 6.       Effect; Affirmation and Ratification of Loan Documents. This Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and does not constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to the terms, provisions, conditions and covenants of the Credit Agreement and (b) shall not prejudice any right or rights which the Lender may now have under or in connection with the Credit Agreement, as amended by this Amendment. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same, including, without limitation, all of the Borrower’s obligations and covenants under each Loan Document. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, and the other Loan Documents, from and after the Effective Date, shall continue in full force and effect and are hereby ratified and confirmed in all respects, and that this Amendment and such Credit Agreement shall be read and construed as one instrument. The Borrower represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. From and after the Effective Date, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, respectively.

SECTION 7.       Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or in electronic form shall be effective as the delivery of a manually executed counterpart. This Amendment shall be a “Loan Document” as defined in the Credit Agreement.

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SECTION 8.       Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the date and year first above written.

ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

	By:	/s/ Wanda Opheim
Name: Wanda Opheim Title: Treasurer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

ENBRIDGE (U.S.) INC., as Lender

By:	/s/ Wanda Opheim
Name: Wanda Opheim Title: Treasurer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]